Exh. 10.16 - 2006 Equity Incentive Plan

                         MEDICAL MEDIA TELEVISION, INC.

                           2006 EQUITY INCENTIVE PLAN


SECTION 1.    INTRODUCTION

         1.1 Establishment. Medical Media Television, Inc., a Florida corporation (the "Company"), hereby establishes this plan of stock-based compensation incentives for selected Eligible Participants of the Company and its affiliated corporations. This Plan shall be known as the Medical Media Television, Inc. 2006 Equity Incentive Plan (the "Plan").

         1.2 Purpose. The purpose of this Plan is to promote the best interests of the Company and its stockholders by providing a means of non-cash remuneration to selected Eligible Participants who contribute most to the operating progress and earning power of the Company and/or to provide incentives to employees (including officers), directors, and Consultants to the Company by offering them an opportunity to acquire a proprietary interest in the Company.

         1.3 Rule 16B-3 Plan. The Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

         1.4 Effective Date of Plan. The Plan shall be effective May 1, 2006 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders. No Incentive Option, Non-qualified Option, Restricted Stock Award, or Bonus Stock Award shall be granted pursuant to the Plan ten years after the Effective Date. Any action taken by the Committee or by the Board of Directors with respect to the implementation, interpretation or administration of this Plan shall be final, conclusive and binding.

         1.5 Eligibility. The individuals who shall be eligible to receive Awards hereunder shall be those Eligible Participations of the Company or any of its Affiliates as the Committee shall determine from time to time.

SECTION 2.    DEFINITIONS

         The following definitions shall be applicable to the terms used in this
Plan:

         2.1 "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code).

         2.2  "Award"  means  each of the  following  granted  under  this Plan:
Incentive Option, Nonqualified Option, Restricted Stock Award or Bonus Stock Award.

         2.3 "Bonus Stock Award" means an award of stock as a bonus.
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         2.4 "Board of Directors" means the board of directors of the Company.

         2.5 "Bonus Stock Award" means an award of shares of Common Stock to be issued to an Eligible Participant if specified predetermined performance goals are satisfied.

         2.6  "Change  in  Control"   shall  mean  and  include  the   following
transactions or situations:

         (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

         (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

         (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

         (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

         (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

         2.7 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.


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         2.8  "Committee"  means  the  Compensation  Committee  of the  Board of
Directors or such other committee designated by the Board of Directors. Any Committee member who is also an Eligible Participant may receive an Option or Stock Award if he abstains from voting in favor of a grant to himself, and the grant is determined and approved by the remaining Committee members. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoints another Director to fill any vacancy on the Committee.

         2.9 "Common Stock" means the Company's $.0005 par value Common Stock.

         2.10  "Company"  means  Medical  Media  Television,   Inc.,  a  Florida
corporation and its affiliates.

         2.11 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

         2.12 "Eligible Participant" shall mean any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions herein contained) to be eligible to receive an Option or Stock Award hereunder.

         2.13 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

         2.14 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

         2.15 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

         2.16 "Option Agreement" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

         2.17 "Plan" means the Medical Media Television, Inc. 2006 Equity Incentive Plan as set out in this document and as it may be amended from time to time.

         2.18 "Plan Year" means the  Company's  fiscal year ending each December
31.

         2.19 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

         2.20 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to provisions contained herein.

         2.21 "Restricted Stock Award" means an Award of Restricted Stock.


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         2.22  "Restricted  Stock Purchase  Price" means the purchase  price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

         2.23 "Stock" means the common stock of the Company, $.0005 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

         2.24 "Stock Award" means the grant to an Eligible Participant of shares of Common Stock issuable directly under this Plan rather than upon exercise of an Option.

         2.25 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

Wherever appropriate, words used in this Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3.    ELIGIBILITY AND AWARDS

         The Committee shall determine at any time and from time to time after the effective date of this Plan: (i) the Eligible Participants, as same shall be determined in accordance with the requirements of Form S-8 and the Securities Act of 1933, as amended; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to an Option; (iii) the price per share at which each Option may be exercised, in cash or cancellation of fees for services for which the Company is liable, if applicable, or the value per share if a direct issue of stock pursuant to a Stock Award; and (iv) the terms under which each Option may be granted. Such determination may from time to time be amended or altered at the sole discretion of the Committee.

SECTION 4.    GRANT OF OPTION OR STOCK AWARD

         Subject to the terms and provisions of this Plan, the terms and conditions under which an Option or Stock Award may be granted to an Eligible Participant shall be set forth in a written agreement (i.e., a Consulting Agreement, Services Agreement, Fee Agreement, or Employment Agreement) or, if an Option, a written Grant of Option in the form attached hereto as Exhibit A (which may contain such modifications thereto and such other provisions as the Committee, in its sole discretion, may determine).

SECTION 5. TYPE OF OPTION AND EXERCISE OF OPTION

         5.1 Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.


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         5.2 Option  Price.  The price at which Stock may be purchased  under an
Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

         5.3 Duration of Options. No Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five (5) years from the date the Incentive Option is granted.

         5.4 Amount Exercisable - Incentive Options. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant, unless otherwise stated in the Option Agreement. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

         5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

         (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

         (b) stock at its Fair Market Value on the date of exercise, (if approved in advance by the Committee),

         (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

         (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

         (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

         As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.


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         Whenever an Option is exercised by exchanging  shares of Stock owned by
the  Eligible  Person,   the  Eligible  Person  shall  deliver  to  the  Company
certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

         5.6 Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement.

         5.7 Disability. If, before the expiration of an Option, the Employee shall be severed from the employ of the Company for disability, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

         5.8 No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

SECTION 6.  RESTRICTED STOCK AWARDS

         6.1 Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.


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         6.2  Restrictions.  Restricted  Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

         (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse
(i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

         (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

         (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

         (d) unless stated otherwise in the Restricted Stock Agreement,

                  (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

                  (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

         6.3 Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                  "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Medical Media Television, Inc. 2006 Equity
                  Incentive Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

         6.4 Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.


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         6.5 Lapse of  Restrictions.  At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

         6.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

SECTION 7.  BONUS STOCK AWARDS

         7.1 Award of Bonus Stock. The Committee may award shares of Bonus Stock to Eligible Persons, without any payment for such shares and without any specified performance goals. The Committee reserves the right to issue such amount of shares to Eligible Persons as the Committee deems fit.

         7.2 Eligibility. The Employees eligible for Bonus Stock Awards are the senior officers (i.e., chief executive officer, chief operating officer, chief financial officer, president, vice presidents, secretary, treasurer, and similar positions) and consultants of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

SECTION 8.  TOTAL NUMBER OF SHARES OF COMMON STOCK

         The total number of shares of Common Stock reserved for issuance by the Company either directly as Stock Awards or underlying Options granted under this Plan shall not be more than 2,500,000. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of this Plan. Such Common Stock may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 9.  PURCHASE OF SHARES OF COMMON STOCK

         9.1 As soon as practicable after the determination by the Committee and approval by the Board of Directors of the Eligible Participants and the number of shares an Eligible Participant may be issued directly as a Stock Award or eligible to purchase pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice may be accompanied by the Grant of Option, if appropriate, to be executed by such Eligible Participant.

         9.2 The negotiated cost basis of stock issued directly as a Stock Award or the exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 9.1 shall be as determined by the Committee, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another. In computing the negotiated direct issue price of a Stock Award or the Option exercise price per share of Common Stock, the Committee shall take into consideration, among other factors, the restrictions set forth herein.

SECTION 10.  TERMS AND CONDITIONS OF OPTIONS

         The Committee shall determine the terms and conditions of each Option granted to Eligible Participants, which terms shall be set forth in writing. The terms and conditions so set by the Committee may vary from one Eligible Participant to another.


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SECTION 11.  DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE OF OPTION

         The Company shall deliver to each Eligible Participant such number of shares of Common Stock as such Eligible Participant is entitled to receive pursuant to a Stock Award or elects to purchase upon exercise of the Option. Such shares, which shall be fully paid and nonassessable upon the issuance thereof shall be represented by a certificate or certificates registered in the name of the Eligible Participant and stamped with an appropriate legend referring to the restrictions thereon, if any. Subject to the terms and provisions of the Florida General Corporation Law and the written agreement to which he is a party, an Eligible Participant shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect thereto, provided that such shares shall be subject to the restrictions hereinafter set forth. In the event of a merger or consolidation to which the Company is a party, or of any other acquisition of a majority of the issued and outstanding shares of Common Stock of the Company involving an exchange or a substitution of stock of an acquiring corporation for Common Stock of the Company, or of any transfer of all or substantially all of the assets of the Company in exchange for stock of an acquiring corporation, a determination as to whether the stock of the acquiring corporation so received shall be subject to the restrictions set forth in Section 10 shall be made solely by the acquiring corporation.

SECTION 12.  RIGHTS OF EMPLOYEES; ELIGIBLE PARTICIPANTS

         12.1 Employment. Nothing contained in this Plan or in any Option or Stock Award granted under this Plan shall confer upon any Eligible Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Eligible Participant from the rate in existence at the time of the grant of an Option or Stock Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

         12.2 Non-transferability. No right or interest of any Eligible Participant in an Option or Stock Award shall be assignable or transferable during the lifetime of the Eligible Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. However, the Board of Directors may, in its sole discretion, permit transfers to family members if and to the extent such transfers are permissible under applicable securities laws. In the event of an Eligible Participant's death, an Eligible Participant's rights and interest in an Option or Stock Award shall be transferable by testamentary will or the laws of descent and distribution, and delivery of any shares of Common Stock due under this Plan shall be made to, and exercise of any Options may be made by, the Eligible Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to this Plan is unable to care for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

SECTION 13.  GENERAL RESTRICTIONS

         13.1 Investment Representations. The Company may require any person to whom an Option or Stock Award is granted, as a condition of exercising such Option, or receiving such Stock Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Option or Stock Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         13.2 Restrictions on Transfer of Common Stock. The shares of Common Stock issuable directly as a Stock Award or upon exercise of an Option may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement or pursuant to an exemption from registration, the availability of which is to be established to the satisfaction of the Company, and any certificates representing shares of Common Stock will bear a legend to that effect. However, the Company may, in the sole discretion of the Board of Directors, register with the Securities and Exchange Commission some or all of the shares of Common Stock reserved for issuance under this Plan. Special resale restrictions may, however, continue to apply to officers, directors, control shareholders and affiliates of the Company and such persons will be required to obtain an opinion of counsel regarding their ability to resell shares received pursuant to this Plan.

         13.3 Compliance with Securities Laws. Each Option or Stock Award shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Option or Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option or Stock Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         13.4 Changes in Accounting Rules. Notwithstanding any other provision of this Plan to the contrary, if, during the term of this Plan, any changes in the financial or tax accounting rules applicable to Options or Stock Awards shall occur that, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, or cancel, any then outstanding and unexercised Options.

SECTION 14.  COMPLIANCE WITH TAX REQUIREMENTS

         Each Eligible Participant shall be liable for payment of all applicable federal, state and local income taxes incurred as a result of the receipt of a Stock Award or an Option, the exercise of an Option, and the sale of any shares of Common Stock received pursuant to a Stock Award or upon exercise of an Option. The Company may be required, pursuant to applicable tax regulations, to withhold taxes for an Eligible Participant, in which case the Company's obligations to deliver shares of Common Stock upon the exercise of any Option granted under this Plan or pursuant to any Stock Award, shall be subject to the Eligible Participant's satisfaction of all applicable federal, state and local income and other income tax withholding requirements.

SECTION 15.  PLAN BINDING UPON ASSIGNS OR TRANSFEREES

         In the event that, at any time or from time to time, any Option or Stock Award is assigned or transferred to any party (other than the Company) pursuant to provisions contained herein, such party shall take such Option or Stock Award pursuant to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such interest, such party shall agree (for and on behalf of himself or itself, his or its legal representatives and his or its transferees and assigns) in writing to be bound by all provisions of this Plan.

SECTION 16.  COSTS AND EXPENSES

         All costs and expenses with respect to the adoption, implementation, interpretation and administration of this Plan shall be borne by the Company.

SECTION 17.  CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

         Appropriate adjustments shall be made to the number of shares of Common Stock issuable pursuant to an incomplete or pending Stock Award that has not yet been delivered or upon exercise of any Options and the exercise price thereof in the event of: (i) a subdivision or combination of any of the shares of capital stock of the Company; (ii) a dividend payable in shares of capital stock of the Company; (iii) a reclassification of any shares of capital stock of the Company; or (iv) any other change in the capital structure of the Company.

SECTION 18.  PLAN AMENDMENT, MODIFICATION AND TERMINATION

         The Board, upon recommendation of the Committee or at its own initiative, at any time may terminate and at any time and from time to time and in any respect, may amend or modify this Plan, including:

                  (a) Increase the total amount of Common Stock that may be awarded under this Plan;

                  (b) Change the classes of persons from which Eligible Participants may be selected or materially modify the requirements as to eligibility for participation in this Plan;

                  (c)      Increase   the   benefits    accruing   to   Eligible
                           Participants; or

                  (d)      Extend the duration of this Plan.

         Any Option or other Stock Award granted to a Eligible Participant prior to the date this Plan is amended, modified or terminated will remain in effect according to its terms unless otherwise agreed upon by the Eligible Participant; provided, however, that this sentence shall not impair the right of the
Committee to take whatever action it deems appropriate hereunder. The termination or any modification or amendment of this Plan shall not, without the consent of an Eligible Participant, affect his rights under an Option or other Stock Award previously granted to him.

SECTION 19.  EFFECTIVE DATE OF THIS PLAN

         19.1     Effective Date. This Plan is effective as of May 1, 2006.

         19.2 Duration of this Plan. This Plan shall terminate at midnight on April 30, 2011, which is the day before the 5th anniversary of the Effective Date, and may be extended thereafter or terminated prior thereto by action of the Board of Directors; and no Option or Stock Award shall be granted after such termination. Options and Stock Awards outstanding at the time of this Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

SECTION 20.  BURDEN AND BENEFIT

         The terms and  provisions of this Plan shall be binding upon, and shall
inure  to  the  benefit  of,  each  Eligible  Participant,   his  executives  or
administrators, heirs, and personal and legal representatives.

         Dated as of the 1st day of May, 2006.


                              MEDICAL MEDIA TELEVISION, INC.


                              By:  /s/ Philip M. Cohen
                                   ---------------------------------------------
                                       Philip M. Cohen, President

                                    EXHIBIT A

                             FORM OF GRANT OF OPTION
    PURSUANT TO THE 2006 MEDICAL MEDIA TELEVISION, INC. EQUITY INCENTIVE PLAN


         Medical Media Television, Inc., a Florida corporation (the "Company"), hereby grants to ________________________________ ("Optionee") an Option to
purchase ___________ shares of common stock, $.0.0005 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price"), in accordance with and subject to the terms and conditions of the 2006 Medical Media Television, Inc. Equity Incentive Plan (the "Plan"). This option is exercisable in whole or in part, and upon payment in cash or cancellation of fees, or other form of payment acceptable to the Company, to the principal office of the Company. This Grant of Option supersedes and replaces any prior notice of option grant, description of vesting terms or similar documents previously delivered to Optionee for options granted on the date stated below.

         Unless otherwise set forth in a separate written agreement, in the event that Optionee's employee or consultant status with the Company or any of its subsidiaries ceases or terminates for any reason whatsoever, including, but not limited to, death, disability, or voluntary or involuntary cessation or termination, this Grant of Option shall terminate with respect to any portion of this Grant of Option that has not vested prior to the date of cessation or termination of employee or consultant status, as determined in the sole discretion of the Company. In the event of termination for cause (as that term is defined in the applicable consulting employment or fee agreement), this Grant of Option shall immediately terminate in full with respect to any un-exercised options, and any vested but un-exercised options shall immediately expire and may not be exercised. Unless otherwise set forth in a separate written agreement, vested options must be exercised within six months after the date of termination (other than for cause), unless earlier expired pursuant to the Expiration Date set forth below.

         Subject  to the  preceding  paragraph,  this  Grant of  Option,  or any portion hereof, may be exercised only to the extent vested per the attached schedule, and must be exercised by Optionee no later than ____________________________ (the "Expiration Date") by (i) notice in writing, signed by Optionee; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Plan. Any portion of this Grant of Option that is not exercised on or before the Expiration Date shall lapse. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is received by the Company.

         This Option shall be considered validly exercised once payment therefor has cleared the banking system or the Company has issued a credit memo for services in the appropriate amount, or receives a duly executed acceptable promissory note, if the Option is granted with deferred payment, and the Company has received written notice of such exercise. If payment is not received within two business days after the date the notice is received, the Company may deem the notice to be invalid.

         If Optionee fails to exercise this Option in accordance with this Grant of Option, then this Grant of Option shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

         This Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Florida, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the State of Florida.

         The shares of common stock issuable upon exercise of the Option (the "Underlying Shares") may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, pledged, hypothecated or otherwise disposed of until (i) the Underlying Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

        This Grant of Option relates to options granted on________________, ___.


                                  MEDICAL MEDIA TELEVISION, INC.

                                  BY THE BOARD OF DIRECTORS OR A SPECIAL
                                  COMMITTEE THEREOF

                                  (NOT FOR EXECUTION)

                                  By:
                                      ------------------------------------------
                                                 Philip M. Cohen, President



                                  OPTIONEE:

                                  (NOT FOR EXECUTION)

                                  ----------------------------------------------

                         GRANT OF OPTION PURSUANT TO THE
            2006 MEDICAL MEDIA TELEVISION, INC. EQUITY INCENTIVE PLAN

OPTIONEE:
         -----------------------------------------------

OPTIONS GRANTED:
                ----------------------------------------

PURCHASE PRICE:    $__________ per Share
DATE OF GRANT:
                    ------------------------------------

EXERCISE PERIOD:                   to
                ------------------    ------------------

VESTING SCHEDULE OF OPTION
         #SHARES           DATE VESTED (ASSUMING CONTINUED EMPLOYMENT, ETC.)

      ------------         -----------------------------

      ------------         -----------------------------

      ------------         -----------------------------

      ------------         -----------------------------

      ------------         -----------------------------

      ------------         -----------------------------

      ------------         -----------------------------


EXERCISED TO DATE: INCLUDING THIS EXERCISE
                                           -------------------------


BALANCE TO BE EXERCISED:
                        --------------------------------

                               NOTICE OF EXERCISE
                 (TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:      MEDICAL MEDIA TELEVISION, INC. ("Optionor")

         The undersigned, the holder of the Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, _________ shares of the Common Stock of Medical Media Television, Inc., and herewith makes payment of _______________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of _____________________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Notice of Exercise of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the 2006 Medical Media Television, Inc. Equity Incentive Plan, be delivered to Optionor when and as appropriate.


                                    OPTIONEE:

                                    NOT FOR EXECUTION

Dated:
       ---------------------        -------------------------------------